Important Notice Regarding Change in ETF Name

SPDR® INDEX SHARES FUNDS

Supplement dated December 7, 2017 to the Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2017, as supplemented

SPDR® Portfolio World ex-US ETF

(the “Fund”)

Effective immediately, the Fund’s name has changed as indicated in the table below and all references to the Fund’s name in the Prospectus and SAI are revised accordingly. This change will not result in any change to the Fund’s investment objective or strategy.

Old ETF Name	New ETF Name
SPDR® Portfolio World ex-US ETF	SPDR® Portfolio Developed World ex-US ETF

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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